AMENDMENT NO. 1


                          Dated as of February 10, 2000

                                       to

                            CASH COLLATERAL AGREEMENT
                          Dated as of February 8, 2000



           PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Cash Collateral Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:


                                       I.

                            CASH COLLATERAL AGREEMENT
                            -------------------------

           1. Cash Collateral Agreement. (a) Reference is hereby made to the Cash Collateral Agreement, dated as of February 8, 2000, among the Company, the Banks, the Agents and the Administrative Agent (the "Cash Collateral Agreement").

           (b) The Cash Collateral Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

           2. Definitions.

           (a) All terms defined in the Cash Collateral Agreement are used in this Amendment (this "Amendment") with the meanings therein ascribed to them.

           (b) For purposes of this Amendment and Waiver:

           "Amendment No. 1 Effective Date" shall have the meaning ascribed to that term in this Amendment.

           3. Representations and Warranties. In order to induce the Banks to execute and deliver this Amendment, the Company hereby represents and warrants as follows:

           (a) The Company has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Cash Collateral Agreement, as amended by this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of the Company and is, and the Cash Collateral Agreement, as amended by this Amendment is, the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance in accordance with their respective terms by the Company of this Amendment and the Cash Collateral Agreement, as amended by this Amendment do not and (absent any change in any Applicable Law or applicable Contract) will not (A) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Company or of any Subsidiary, to have been obtained, or any Governmental Registration to have been made, other than Governmental Approvals and other consents and approvals and Governmental Registrations that have been obtained or made, are final and not subject to review on appeal or to collateral attack, are in full force and effect, or (B) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Company or any Subsidiary under (1) any Contract to which the Company, or any Subsidiary is a party or by which the Company, or any Subsidiary or any of their respective properties may be bound, or (2) any Applicable Law. As used herein, "Governmental Approval" shall mean any authority, consent, approval, license (or the like) or exemption (or the like) of any governmental unit; "Governmental Registration" shall mean any registration or filing (or the like) with, or report or notice (or the like) to, any governmental unit.

           (b) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(b) of the Cash Collateral Agreement and shall be made at and as of the Amendment No. 1 Effective Date.

           4. Amendments to the Cash Collateral Agreement. Upon and after the Amendment No. 1 Effective Date, the Cash Collateral Agreement shall be amended as follows:

           (a) Section 1.01 is hereby amended to amend the following existing definition to read as follows:

           "Collateral Account" shall mean (i) for purposes of the Company Security Agreement, the Bank Account numbered 890-0168-315 and the Custody Account and (ii) for purposes of this Agreement, the Bank Account numbered 890-0168-315 at BNY.

           "Custody Account" shall mean the Bank Account numbered 934466 at BNY.

           (b) Section 2.01 is hereby amended by: (i) deleting the proviso to the first sentence of Section 2.01(c) and substituting therefor the following:

           "provided, that no withdrawal in respect of Operating Expenses shall be made if, after giving effect thereto, and to all other withdrawals then requested to be made from the Collateral Account, the remaining aggregate balance in the Collateral Account and the Custody Account collectively would be less than $8,500,000."

                      and (ii) adding thereto new subparagraph (d) as follows:

           "(d) At the close of each Business Day, the Collateral Agent shall sweep the funds in the Collateral Account into the Custody Account. The Administrative Agent shall invest the funds in the Custody Account in such Investments, for such periods and amounts, as the Company shall direct (in accordance with the investment guidelines attached hereto as Exhibit A). Upon the request of the Company, the Administrative Agent shall transfer funds from the Custody Account into the Collateral Account in order to permit the company to withdraw such funds in accordance with Section 2.01(c).

           5. Conditions to Effectiveness: Amendment No. 1 Effective Date. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the time (such time, the "Amendment No. 1 Effective Date") as this Amendment has been executed and delivered by the Company, the Majority Banks and the Administrative Agent.

           6. Governing Law. The rights and duties of the Company, the Agent and the Banks under this Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

           7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

           8. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                       PENNCORP FINANCIAL GROUP, INC.


                       By:  /s/ Scott D. Silverman
                          ----------------------------------
                          Name: Scott D. Silverman
                          Title: Executive Vice President


                       THE BANK OF NEW YORK, as
                       Administrative Agent, Collateral Agent and as a Bank


                       By:  /s/ Peter W. Helt
                          ----------------------------------
                          Name: Peter W. Helt
                          Title: Vice President


                       THE CHASE MANHATTAN BANK, as a
                       Managing Agent and as a Bank


                       By:  /s/ Glenn R. Meyer
                          ----------------------------------
                          Name: Glenn R. Meyer
                          Title: M.D.


                       BANK OF AMERICA, N.A., formerly known as
                       Nations Bank, N.A., as a  Managing
                       Agent and as a Bank


                       By:  /s/ William E. Livingstone IV
                          ----------------------------------
                          Name: William E. Livingstone IV
                          Title: Managing Director

                       FLEET NATIONAL BANK, as a
                       Co-Agent  and as a Bank


                       By:  /s/ Donald R. Nicholson
                          ----------------------------------
                          Name: Donald R. Nicholson
                          Title: Senior Vice President


                       MELLON BANK, N.A., as a Co-Agent
                       and as a Bank


                       By:  /s/ Gary A. Saul
                          ----------------------------------
                          Name: Gary A. Saul
                          Title: First Vice President


                       BANK OF MONTREAL, as a Co-Agent
                       and as a Bank


                       By:
                          ----------------------------------
                          Name:
                          Title:


                       CIBC INC., as a Co-Agent and as a Bank


                       By:
                          ----------------------------------
                          Name:
                          Title:

                       DRESDNER BANK AG, NEW YORK AND
                       GRAND CAYMAN BRANCHES, as a Co-
                       Agent and as a Bank


                       By:
                          ----------------------------------
                          Name:
                          Title:


                       By:
                          ----------------------------------
                          Name:
                          Title:

                       FIRST UNION NATIONAL BANK


                       By:  /s/ Thomas L. Stitchberry
                          ----------------------------------
                          Name: Thomas L. Stitchberry
                          Title: Senior Vice President


                       BEAR STEARNS & CO., INC.


                       By:
                          ----------------------------------
                          Name:
                          Title:


                       DK ACQUISITION PARTNERS, L.P.
                       By: M.H. Davidson & Co., its General Partner


                       By:  /s/ Thomas L. Kemper, Jr.
                          ----------------------------------
                          Name: Thomas L. Kemper, Jr.
                          Title: General Partner

                       ING (U.S.) CAPITAL CORPORATION


                       By:
                          ----------------------------------
                          Name:
                          Title: